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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Reported Event) December 12, 1996

                        Newcourt Receivables Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               33-98378                               77-041305
           (Commission File Number)      (I.R.S. Employer Identification No.)

                                   408-271-0500
               (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




          ITEM 5.  OTHER EVENTS.

               (a) Approximately $24,250,000 (in outstanding balance as of October 31, 1996) of the Contracts transferred by the Registrant to Newcourt Receivables Asset Trust (the "Trust") do not unambiguously provide that the obligations of the End-User thereunder to the related Vendor are unconditional. However, each Vendor under any such Contract has represented and warranted to the Registrant that the obligations of the related End-User to such Vendor are unconditional and each such Vendor has agreed to repurchase any such Contract in the event that the obligations of the related End-User were deemed to be not unconditional. The Registrant believes that the transfer of such Contracts to the Trust will not have any material adverse effect on the Noteholders of any Series.

                     In, addition, approximately $9,600,000 (in outstanding balance as of October 31, 1996) of the Contracts transferred by the Registrant to the Trust do not provide that the obligations of the End-User thereunder are secured by a perfected security interest in the related Equipment. The Registrant transferred approximately 1,500 of such Contracts to the Trust and each such Contract had an initial balance at origination of not more than $35,000. The Registrant believes that because of the relatively low initial balance of such Contracts and the large number of individual End-Users under such Contracts, a default by an End-User under any such Contract would have little impact on the performance of the Contract Pool taken as a whole. The Registrant believes that the transfer of such Contracts to the Trust will not have any material adverse effect on the Noteholders of any Series.

               (b) The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
          1
               (c) Exhibits.

          EXHIBIT NO.              DOCUMENT DESCRIPTION

          1.1        Underwriting Agreement.

          1.2        Terms Agreement.

          4.1        Purchase Agreement

          4.2        Pooling and Servicing Agreement.

          4.3        Series 1996-3 Supplement to the Pooling and
                     Servicing Agreement.

          4.4        Class A Trust Indenture

          20         Monthly Servicer's Certificate.



                                    SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NEWCOURT RECEIVABLES CORPORATION

          DATED:  December 23, 1996     By:  /s/ Daniel A. Jauernig
                                             Daniel A. Jauernig
                                             Vice President and Chief Financial
                                               Officer and Director


                                INDEX TO EXHIBITS

          EXHIBIT NO.              DOCUMENT DESCRIPTION

          1.1        Underwriting Agreement.

          1.2        Terms Agreement.

          4.1        Purchase Agreement

          4.2        Pooling and Servicing Agreement.

          4.3        Series 1996-3 Supplement to the Pooling and
                     Servicing Agreement.

          4.4        Class A Trust Indenture

          20         Monthly Servicer's Certificate.